Exhibit 99.1

Finding the Right Chemical Profile for your Desired Feeling or Ailment Relief California Cannabis Business Expo March 8, 2017

Statements in this presentation that are not descriptions of historical facts are " forward - looking statements " relating to future events , as that term is defined in Section 27 (a) of the Securities Act of 1933 , as amended, and Section 21 (e) of the Securities Exchange Act of 1934 , as amended . Statements may contain certain forward - looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results . Any statements in this presentation that are not statements of historical fact may be considered to be forward - looking statements . Words such as "may," "will,“ "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward - looking statements . These forward - looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful commercialization of the Company’s products , development of new products, the impact of competitive products or pricing, technological changes, the uncertainty regarding the laws and regulations governing the use and sale of cannabis, the effect of economic conditions , and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission . Except as required by Federal securities law, the Company does not undertake any obligation to release publicly any revisions to any forward - looking statements . This presentation is for informational purposes only . This presentation does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company . Forward - Looking Statements 2

3 Which product do you choose and why… …what does your budtender really know?

4 Chances are, your budtender has: No medical training No clinical experience But, may know a lot about pot… …which is concerning given they are offering relief for ailments without any knowledge of the product’s chemical properties and corresponding physiological effects

www.cdxlife.com 5 CannaDx was designed to test cannabis and log user experiences to provide data - driven services ▪ Industry’s first hand - held cannabis tester for consumers with a mobile app that acts as a virtual budtender ▪ Analyzes cannabis samples and provides a Total Canna Profile™ ( TCP), a more complete chemical profile of THC and the most prevalent cannabinoids and terpenes ▪ Enables users to log their experiences and tie those back to the exact chemical profile ▪ Provides strain recommendations based on desired “feelings” or “ailment relief” input ▪ Powered by over 40,000+ crowdsourced data points of user feedback correlated to chemical composition. www.cdxlife.com

CannaDx does this with over 30 US & Int’l patents for sensory technology initially developed by NASA Sampling chemical vapors Human Sense of Smell Conversion to electrical impulse Processing & interpretation Electronic Sensory Smell 6 https:// www.cdxlife.com / mydx - analyzer - sensor/

▪ Experienced Fortune 500 Product and Market Developer • Over 15 years of product research, development and commercialization • Scientist for Pfizer Pharmaceuticals, specializing in Chemical R&D technologies • Strategic Product & Market Developer for Panasonic, engineering new products with strategic partners in the consumer electronics & healthcare industries ▪ Seasoned investor at Yazbeck Investments • Asset back cashflow investor for 10+ years • Cannabis i nvestor since 2013 ▪ Master of Science (M.S.) from McGill University CEO & Chairman Profile: Daniel Yazbeck

www.cdxlife.com Connect Automatically connect MyDx device to the App on your mobile phone Sample Place the sample in the test chamber on your MyDx device 3 Measure Get the results via the MyDx app Simple & Intuitive to Use MyDx is intuitive and easy to use 2 1 8

Analyze your strain and capture your experiences to better manage your intake habits Understand the chemical profile of what you’re about to inhale Easily log your experiences to personalize for your physiology … and its predicted effects based on the crowd’s experience and MyData TM www.cdxlife.com

You can also input the symptoms you want relieved or the feelings you want felt for a strain recommendation Input symptoms (pain, nausea, etc.) or feelings (happy, relaxed, etc.) Select the recommendation that offers what you’re looking for Our algorithm captures not only the intended effects based on TCP, but also user feedback for a more complete recommendation! www.cdxlife.com

www.cdxlife.com Once you have the strain you’re looking for, search for the nearest dispensary that carries that product Today, various service provides, including MyDx , can help you easily find strain names at local dispensaries that are predicted to have a desired experience … [ MyDx Information provided: Location, Inventory, Strains & Like Strains, Hours, Phone Number, Website] Challenge Not All Blue Dreams Share the Same TCP

Our Total Canna Profile (TCP) provides more meaningful strain information than THC alone The TCP is a summary of the primary cannabinoids (3+) and terpenes (20+), which provides the user with the ability to find a cannabis strain that correlates to a desired effect – either symptom relief or type of feeling Total Canna Profile™ (TCP™) %THC (a) Responsible for the degree of “High” Cannabis Potency CBD (a) Provides symptom relief without the “High” Most Medically Significant CBN Provides symptom relief with a “Mild High” Measure of Shelf Life (THC degrades to CBN) alpha - pinene “Focused” Effect Memory Aid Anti - Inflammatory Anti - Microbrial linalool “Relaxed” Effect Sedative Anti - epileptic Anti - Anxiety mycrene “Relief” Effect Pain Relief Muscle Relaxant Anti - Biotic b eta - caryophyllene “Happy” Effect Anti - Anxiety Anti - Depressant Anti - Oxidant limonene “Energetic” Effect Improves Mood Anti - Anxiety Anti - Depressant Cannabinoids are molecules that target receptors found throughout the body providing relief to an array of symptoms including pain, nausea, and inflammation Terpenes are important to the overall cannabis experience, influencing a strain’s taste and smell and compounding the effects of cannabinoids on the body www.cdxlife.com

Developed theoretical R&D basis for formulating p roducts Yazbeck et. al. The MyDx White Paper. Feb 2016. www.cdxlife.com

Leverage crowdsourced data to refine that R&D basis Aggregate and Mine TCP Data

15 We will use the data we collect to innovate and create differentiated cannabis products for consumers Formulated Based on User - confirmed Experiences Total Canna Profile™ ( TCP™) Pen Makers Edible Manufactures Concentrate Extractors We intend to work with 3 rd party providers of consumables to generate consumer - generated, formula - based products that target specific feelings & ailments and / or are in high demand Pain Relief

16 And as those products are commercialized, the MyDx app will continue to be the app that captures feedback User - confirmed Experiences Total Canna Profile™ ( TCP™) Pen Makers Edible Manufactures Concentrate Extractors Not only for the products we collaborate on, but for any product tested by MyDx or it’s Lab Partners. Pain Relief

Creating a data feedback ecosystem that will further drive innovation and development in the cannabis industry 17 Pen Makers Edible Manufactures Partner Labs SD Pharm Labs Bud Genius SC Labs MyDx Products CannaDx Partner w/ 3 rd Party Manufacturers Data Collection Data Usage/ Product Creation Partner w/ Other Labs & Dispensaries Data Collection Data Usage / Product Creation 3 rd Party Products Concentrate Extractors MyDx Formulated Products & Dispensaries (virtual budtender) Completed

18 CannaDx is not only being used Nationally, but it has an international following that submitting data daily. Our Top 5 National Markets coincide with the most active cannabis markets: CA, CO, OR, WA, & MI Active global activity, primarily in Canada , has elevated our addressable market!!

www.cdxlife.com Growing into Adjacent Markets www.cdxlife.com 19 We’ve also applied MyDx sensory technology to quickly and easily test for the safety & composition of what you put into your body

www.cdxlife.com 20 OrganaDx ™ Disposable Sensors ▪ Tests for pesticides, heavy metals and other neurotoxic chemicals according to the U.S. Military Exposure Guideline for Safety ▪ Provides a “Pass/ Fail” response determined by our proprietary Total Toxicity Profile TM (TTP) ▪ Can be used by anyone who is concerned about the pesticide levels or “organic” quality of their produce and/ or cannabis ▪ Information is then uploaded to our MyDx App to provide real - time produce/ cannabis quality tracking and information to citizens, municipalities, and governmental agencies ▪ The OrganaDx ™ Digital Sensor is coming soon!

www.cdxlife.com 21 Q

& A Contact: daniel@cdxlife.com www.cdxlife.com